Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

		Federal Tax I.D. #	47-4626948

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	FORM NO.	DOCUMENT ATTACHED	EXPLANATION ATTACHED
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	No
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Post-petition Taxes	MOR-4	Yes	No
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Accounts Payable	MOR-4	Yes	No
Listing of Aged Accounts Payable
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Payments to Insiders and Professionals	MOR-6	Yes	No
Post Petition Status of Secured Notes	MOR-6	Yes	No
Debtor Questionnaire	MOR-7	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Michael Kaseta
Signature of Authorized Individual

Michael Kaseta	October 1, 2018
Printed Name of Authorized Individual	Date

Chief Financial Officer
Title

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

		Federal Tax I.D. #	47-4626948

LISTING OF DEBTOR ENTITIES & NOTES TO THE MONTHLY OPERATING REPORT

GENERAL:

The report includes activity from the following debtors (the “Debtors”) and related case numbers:

Debtor	Federal Tax I.D. # [1]	Case Number
Aralez Pharmaceuticals US Inc.	6948	18-12425
Aralez Pharmaceuticals Holdings Ltd.	5824	18-12426
Aralez Pharmaceuticals Management Inc.	7166	18-12427
Aralez Pharmaceuticals R&D Inc.	9731	18-12428
Aralez Pharmaceuticals Trading Designed Activity Company	1627	18-12429
Halton Laboratories LLC	9342	18-12430
POZEN Inc.	7552	18-12431

General Notes:

[1] Last four digits of entity federal tax I.D. number.

On August 10, 2018 (the “Petition Date”), each of the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are jointly administered for procedural purposes only under Aralez Pharmaceuticals US Inc., No. 18-12425 (MG) pursuant to an order entered by the Bankruptcy Court on August 14, 2018 [Docket No. 27]. On August 27, 2018, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a) of the Bankruptcy Code [Docket No. 53]. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The financial information herein has been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements prepared in accordance with U.S. GAAP, including but not limited to, adjustments for income tax provisions and related deferred tax asset and liability accounts and certain other asset and liability accounts.

The Debtors are filing their consolidated Monthly Operating Report solely for the purposes of complying with the monthly operating reporting requirements applicable in the Debtors’ chapter 11 cases. The financial and supplemental information contained herein is presented on a preliminary and unaudited basis, remains subject to future adjustments and may not comply in all material respects with U.S. GAAP. This Monthly Operating Report should not be relied on by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. Financial information presented in this Monthly Operating Report reflects results for Aralez Pharmaceuticals US Inc. and its affiliated debtors.

The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

The Debtors reserve all rights to amend or supplement this Monthly Operating Report in all respects, as may be necessary or appropriate. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

		Federal Tax I.D. #	47-4626948

NOTES TO THE MONTHLY OPERATING REPORT

Notes to MOR-1:

Aralez Pharmaceuticals US Inc. makes disbursements on behalf of other Debtor entities.  The amount included in the “cash disbursements” column for Aralez Pharmaceuticals US Inc. represents the disbursements made on behalf of each affiliated Debtor and for itself.

Notes to MOR-2 & MOR-3:

The information contained in MOR-2 & MOR-3 is provided to fulfill the requirements of the Office of the United States Trustee. All information contained in MOR-2 and MOR-3 is unaudited and subject to future adjustment.

Notes to MOR-4:

The Debtors have received approval to pay prepetition taxes, fees, including, without limitation, federal, state, and local U.S. taxes and/or Irish taxes as well as regulatory fees and licensing fees incurred in the ordinary course of business that are required to be paid to operate in various states pursuant to the Interim Order signed on 8/14/2018 [Docket No. 38] and Final Order signed on 9/13/2018 [Docket No. 100]. As such, taxes and fees have been paid when due except for amounts that are in dispute, if any.

Notes to MOR-5:

The Debtors reconcile and age individual customer accounts receivables in the normal course of the Debtors’ operations.

Notes to MOR-6:

Of the total disbursements shown in the Schedule of Cash Receipts and Disbursements (MOR-1), no payments were made to Professionals.

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

CASE NO.	CASE NAME	CASH RECEIPTS	CASH DISBURSEMENTS
18-12425	Aralez Pharmaceuticals US Inc.	$8,211,362	$3,028,288
18-12426	Aralez Pharmaceuticals Holdings Ltd.	—	—
18-12427	Aralez Pharmaceuticals Management Inc.	4,344	20,530
18-12428	Aralez Pharmaceuticals R&D Inc.	948	5,177
18-12429	Aralez Pharmaceuticals Trading Designed Activity Company	2,151,462	94,829
18-12430	Halton Laboratories LLC	229	9,814
18-12431	POZEN Inc.	165,389	1,162
	Total Debtors	$10,533,734	$3,159,800

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

MOR-1: BANK ACCOUNT RECONCILIATIONS[2]

Balance as of 8/31/2018

Legal Entity	Case Number	Bank/Account Description	Bank Name	Account Number [1]	Ending Bank Balance
Aralez Pharmaceuticals US Inc.	18-12425	Collection and Operating Account	Bank of America, N.A.	Ending in 1014	$10,220,666
Aralez Pharmaceuticals US Inc.	18-12425	Operating Account	Bank of America, N.A.	Ending in 5408	$0
Aralez Pharmaceuticals US Inc.	18-12425	Letter of Credit	Bank of America, N.A.	Ending in 3891	$281,660
Aralez Pharmaceuticals Management Inc.	18-12427	Operating Account	Bank of America, N.A.	Ending in 0507	$0
Aralez Pharmaceuticals R&D Inc.	18-12428	Operating Account	Bank of America, N.A.	Ending in 6058	$0
Halton Laboratories LLC	18-12430	Tax Account	Bank of America, N.A.	Ending in 6653	$5,915
POZEN Inc.	18-12431	Operating Account	Bank of America, N.A.	Ending in 3766	$0
POZEN Inc.	18-12431	Investment Account	U.S. Bank	Ending in 4611	$18,884
POZEN Inc.	18-12431	Investment Account	J.P. Morgan	Ending in 0341	$0
Aralez Pharmaceuticals US Inc.	18-12425	Government Rebate Account	Citibank, N.A.	Ending in 6701	$0
Aralez Pharmaceuticals Trading Designed Activity Company	18-12429	Operating Account	Allied Irish Bank (AIB)	Ending in 6584	$2,882,497
Aralez Pharmaceuticals Trading Designed Activity Company	18-12429	Investment Account	Allied Irish Bank (AIB)	Ending in 6567	$0
Aralez Pharmaceuticals Trading Designed Activity Company	18-12429	Operating Account	Allied Irish Bank (AIB)	Ending in 6028	12,093 euros
Aralez Pharmaceuticals Holdings Ltd.	18-12426	Operating Account	Allied Irish Bank (AIB)	Ending in 8285	$2,645
Aralez Pharmaceuticals Holdings Ltd.	18-12426	Investment Account	Allied Irish Bank (AIB)	Ending in 7067	$0
Aralez Pharmaceuticals Holdings Ltd.	18-12426	Operating Account	Allied Irish Bank (AIB)	Ending in 7069	59 euros

Notes:

[1] Last four digits of account number.

[2] Information is presented above for the Debtors’ bank accounts. Balances are as of August 31, 2018.  Copies of Bank Statements and Cash Disbursement journals were not included with the MOR. These items will be made available upon request.

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

MOR-2: STATEMENT OF OPERATIONS [1]

Please refer to attached Statement of Operations contained within the appendix at the end of this document.

Notes:

[1] The financial statements contained in this exhibit are unaudited. While the Debtors have made every reasonable effort to ensure that these financial statements are accurate and complete based upon information that was available at the time of preparation, the subsequent receipt of information may result in material changes in the data contained in these financial statements, and inadvertent errors or omissions may exist. To the extent the Debtors discover additional information that may differ materially from the information set forth in the financial statements contained herein, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as they deem necessary or appropriate.

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

MOR-3: BALANCE SHEET [1]

Please refer to attached Balance Sheet contained within the appendix at the end of this document.

Notes:

[1] The financial statements contained in this exhibit are unaudited. While the Debtors have made every reasonable effort to ensure that these financial statements are accurate and complete based upon information that was available at the time of preparation, the subsequent receipt of information may result in material changes in the data contained in these financial statements, and inadvertent errors or omissions may exist. To the extent the Debtors discover additional information that may differ materially from the information set forth in the financial statements contained herein, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as they deem necessary or appropriate.

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

MOR-4: STATUS OF POST-PETITION TAXES

	Existing Tax Liability	Amount Withheld and/or Accrued	Amount Paid and/or (Refunds Received)	Ending Tax
U.S. State Taxes	$996,778	$—	$2,168	$998,947
U.S. Federal Taxes	(498,766)	—	—	(498,766)
U.S. Local Taxes	(33,990)	—	—	(33,990)
Irish Taxes	—	—	—	—
Other Taxes and Fees incl. NYC Rent Tax	—	—	—	—
Payroll Taxes	(52,398)	(158,206)	100,899	(109,705)
Total Taxes	$411,624	$(158,206)	$103,068	$356,485

SUMMARY OF UNPAID POST-PETITION DEBTS[1]

	Number of Days Past Due
	Current	0-30	31-60	61-90	Total
Combined	$2,816	$12,130	$—	$—	$14,946

Notes:

[1] The Debtors’ Summary of Unpaid Post-Petition Debts includes invoices received prior to and after the petition date. The invoices are aged from the date the invoices were received.

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Please refer to attached accounts receivable and aging schedule contained within the appendix.

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

MOR-6: PAYMENTS TO INSIDERS

PAYMENTS TO INSIDERS
Name	Type of Payment	Amount Paid	Total Paid to Date
Adrian Adams	Bi-weekly Payroll, Expense Reimbursement, Retirement Match, Medical/Dental/Vision, Insurance Premiums	$59,630	$59,630
Jennifer Armstrong	Bi-weekly Payroll, Retirement Match, Medical/Dental/Vision, Insurance Premiums	$24,278	$24,278
Scott Charles	Medical/Dental/Vision	$2,218	$2,218
Chris Freeland	Bi-weekly Payroll, Expense Reimbursement, Retirement Match, Medical/Dental/Vision, Insurance Premiums	$22,274	$22,274
Michael Kaseta	Bi-weekly Payroll, Retirement Match, Medical/Dental/Vision, Insurance Premiums	$27,069	$27,069
Andrew Koven	Bi-weekly Payroll, Retirement Match, Medical/Dental/Vision, Insurance Premiums	$33,857	$33,857
Redacted	Professional Fees	$1,444	$1,444
Sanjay Subramanian	Bi-weekly Payroll, Retirement Match, Medical/Dental/Vision, Insurance Premiums	$18,260	$18,260
Eric Trachtenberg	Medical/Dental/Vision	$3,080	$3,080
James Tursi	NJ DBA Premium	$26	$26
Redacted	Monthly Payroll, Car Allowance, Expense Reimbursement, Retirement Match	$27,066	$27,066

Total Payments To Insiders[1]		$219,203	$219,203

Notes:

[1] The Debtors define “insiders” to include directors and officers of the Debtor entities. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including the federal securities laws, or with respect to any theories of liability or for any other purpose.

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

MOR-6: PAYMENTS TO PROFESSIONALS

PAYMENTS TO PROFESSIONALS
Name	Amount Paid During Month	Total Paid To Date
Willkie Farr & Gallagher LLP	$0	$0
Alvarez & Marsal Healthcare Industry Group, LLC	$0	$0
Moelis & Company	$0	$0
Prime Clerk LLC	$0	$0
RSM US LLP	$0	$0
Brown Rudnick LLP	$0	$0
Dundon Advisers LLP	$0	$0
Berkeley Research Group	$0	$0
McMillan LLP	$0	$0
Katten Muchin Rosenman LLP	$0	$0
Total Payments To Professionals	$0	$0

MOR-6: DIP Financing (Term Loan) - Period to Date

Name of Creditor	Beginning Balance	Additional Draws	Paydowns	Ending Balance
DIP Term Loan Financing	$5,000,000	$—	$—	$5,000,000

Summary of the DIP Financing:

The DIP financing is in the form of a multi-draw senior secured super-priority term loan up to an aggregate principal of $5 million.

In re	ARALEZ PHARMACEUTICALS US INC., ET AL.,	Case No.	18-12425 (MG)
Debtors
		Reporting Period:	8/10/18 to 8/31/18

MOR-7: DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?	X[1]
Are any post petition receivables (accounts, notes or loans) due from related parties?		X
Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X
Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?	X[1]
Are any amounts owed to post petition creditors delinquent?	X[2]
Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?[3]		X
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

Notes:

[1] Pursuant to the relief requested under “First Day Motions” and their respective interim and final first day orders, certain payments have been made on prepetition obligations (e.g. Employee Wages [Docket No. 26 & 97],  Taxes and Regulatory Fees [Docket No. 38 & 100], and Foreign Vendors [Docket No. 36 & 96]).

[2] Please refer to MOR-4 for a summary of the unpaid post-petition debts.

[3] The debtors received DIP financing in the form of a multi-draw senior secured super-priority team loan in the aggregate principal of $5 million as reflected on MOR-6.

ARALEZ PHARMACEUTICALS US INC., ET AL.,

(Debtors in Possession)

Monthly Operating Report Appendix

For the Period ended August 31, 2018

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE

(UNAUDITED)

Page

Unaudited Financial Statements

Condensed Consolidated Balance Sheet	3

Condensed Consolidated Statement of Operations	4

Notes to Condensed Consolidated Financial Statements	5

Accounts Receivable Aging Schedule	6

These condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying notes are an integral part of these condensed consolidated financial statements.

2

U.S. BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

ARALEZ PHARMACEUTICALS US INC., et al.,

(Debtors in Possession)

CONDENSED CONSOLIDATED BALANCE SHEET

(UNAUDITED)

ASSETS
Current Assets:
Cash	$13,034,146
Accounts Receivable, net	28,782,195
Inventory	3,069,202
Prepaid and Other Assets	1,275,351
Intercompany Receivables	446,301,103
Total Current Assets	492,461,996

Property, Plant and Equipment, net of accumulated depreciation	289,523
Goodwill	4,978,596
Intangible assets at cost, net of accumulated amortization	220,425,301
Investment in Subsidiary	170,640,701
Other Long Term Assets	4,570,368
Total Assets	$893,366,485

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts Payable	$3,181,459
Accrued Expenses	48,120,034
Short-Term Contingent Consideration	10,294,355
Other Current Liabilities	888,777
Intercompany Payables	587,814,230
Total Current Liabilities	650,298,854

Long-Term Contingent Consideration	61,319,986
Other Long Term Liabilities	4,172,076
Total Liabilities	715,790,917

Shareholders’ Equity	177,575,568

Total Liabilities and Shareholders’ Equity	$893,366,485

These condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying notes are an integral part of these condensed consolidated financial statements.

3

U.S. BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

ARALEZ PHARMACEUTICALS US INC., et al.,

(Debtors in Possession)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

For the Period August 10, 2018 through August 31, 2018
Revenues:
Net Sales	4,510,478
Other Revenues	903,796
Total Net Revenue	5,414,274

Costs and Expenses:
Cost of Product Revenues	2,023,291
Gross Margin	3,390,983

Operating Expenses:
Selling, General and Administrative	2,650,849
Research and Development	290,004
Leaseholder Improvements and Fixed Asset Write-off	1,833,049
Other Operating Expenses	(91,427)
Total Costs and Expenses	4,682,475

Income / (Loss) from operations	(1,291,492)
Other Income / (Expense), net	703,890
Earnings / (Loss) before incoming taxes	(587,602)
Income Tax Expense	—
Net Income / (Loss)	(587,602)

These condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying notes are an integral part of these condensed consolidated financial statements.

4

U.S. BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

ARALEZ PHARMACEUTICALS US INC., et al.,

(Debtors in Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1.     BASIS OF PRESENTATION

The accompanying condensed consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Code (referred to herein as the “Monthly Operating Report”). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. The Debtors reserve all rights to supplement or amend any scheduled contained in this Monthly Operating Report.

The information presented herein is subject to further review and potential adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”), including, but not limited to, accruals, tax provision and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Furthermore, the Monthly Operating Report does not contain all disclosures that would be required for presentation with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist.

The Debtors’ condensed consolidated financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Furthermore, the condensed consolidated financial statements contained herein have been prepared following the guidance in Financial Accounting Standards Codification 852 “Reorganizations.” The Debtors continue to analyze and reconcile the liabilities reflected on the balance sheet, and, therefore, the amounts reflected herein are current estimates and subject to change as additional analysis and decisions are completed.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

These condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying notes are an integral part of these condensed consolidated financial statements.

5

U.S. BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

ARALEZ PHARMACEUTICALS US INC., et al.,

(Debtors in Possession)

ACCOUNTS RECEIVABLE AGING SCHEDULE

AUGUST 31, 2018

(UNAUDITED)

Current accounts receivable	$44,839,951

Past due:
1 - 30 Days	460,950
31 - 60 Days	81,603
61 - 90 Days	166,033
Over 90 Days	63,038
Total gross accounts receivable	45,611,576

Reserve for Chargebacks	15,853,430
Reserve for Cash Discounts	720,141
Reserve for Sales Cutoff	255,810
Total accounts receivable reserves	16,829,381

Accounts receivable, net	$28,782,195

These condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying notes are an integral part of these condensed consolidated financial statements.

6